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                                                                    Exhibit 99.1



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT

I, Terry K. Glenn, President of The GNMA Fund Investment Accumulation Program, Inc. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


     Dated: February 24, 2003




                                                  /s/ TERRY K. GLENN
                                                  ------------------
                                                  Terry K. Glenn,
                                                  President of
                                                  The GNMA Fund Investment
                                                  Accumulation Program, Inc.

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                                                                    Exhibit 99.1


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT

I, Donald C. Burke, Chief Financial Officer of The GNMA Fund Investment Accumulation Program, Inc. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


     Dated: February 24, 2003




                                                  /s/ DONALD C. BURKE
                                                  -------------------
                                                  Donald C. Burke,
                                                  Chief Financial Officer of
                                                  The GNMA Fund Investment
                                                  Accumulation Program, Inc.